Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies
2. Significant Accounting Policies
Basis of presentation and Use of estimates
     The preparation of the Company’s consolidated financial statements is in conformity with Generally Accepted Accounting Principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates. The Company believes the accounting for advertising and MVAS revenues, accounting for income taxes, assessment of impairment of goodwill and long-lived assets, allowances for doubtful accounts, assessment of impairment of equity investments, stock-based compensation, consolidation, determination of the estimated useful lives of assets, accounting for advertising expenses, and foreign currency represent critical accounting policies that reflect the more significant judgments and estimates used in the preparation of its consolidated financial statements.
Consolidation
     The consolidated financial statements include the accounts of the Company, its wholly-owned and majority-owned subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. All significant intercompany balances and transactions have been eliminated.
     To comply with PRC laws and regulations, the Company provides substantially all of its Internet content and MVAS services in China via its VIEs. These VIEs are wholly or partially owned by certain employees of the Company. The capital for the VIEs are funded by the Company and recorded as interest-free loans to these PRC employees. These loans were eliminated with the capital of the VIEs during consolidation. Under various contractual agreements, employee shareholders of the VIEs are required to transfer their ownership in these entities to the Company’s subsidiaries in China when permitted by PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding. All voting rights of the VIEs are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIEs. The Company has also entered into exclusive technical service agreements with the VIEs under which the Company provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. In addition, employee shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of loans or for the technical and other services fees due to the Company. As of December 31, 2010, the total amount of interest-free loans to these PRC employees was $17.6 million and the aggregate accumulated losses of all VIEs were approximately $5.4 million, which have been included in the consolidated financial statements.
     As of December 31, 2010, the total assets for the consolidated VIEs were $79.8 million, mainly comprising cash and cash equivalents, accounts receivable and property and equipment. As of December 31, 2010, the total liabilities for the consolidated VIEs were $60.3 million, mainly comprising deferred revenue and accrued liabilities to suppliers and agents. These balances are reflected in SINA’s consolidated financial statements with intercompany transactions eliminated.
     Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs and direct the transfer of assets out of its VIEs. Therefore the Company considers that there is no asset of VIEs that can be used only to settle obligations of VIEs, except for registered capital and PRC statutory reserves of VIEs amounting to a total of $24.9 million as of December 31, 2010. Since our VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of our VIEs do not have recourse to the general credit of the Company. Liabilities of the consolidated VIEs totaled $60.3 million as of December 31, 2010, $44.0 million in accrued liabilities, $9.4 million in tax payable and $6.9 million in deferred revenue. There is currently no contractual arrangement that would require the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses mainly through its VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.
     The following is a summary of the Company’s major VIEs:
•	Beijing SINA Internet Information Service Co., Ltd. (the “ICP Company”), a China company controlled through business agreement. The ICP Company is responsible for operating www.sina.com.cn in connection with its Internet content company license, selling the advertisements to advertisers and providing MVAS with its Value-Added Telecommunication Services Operating License in China via third-party operators to the users. It is 1.5% owned by Yan Wang, the Company’s Chairman of the Board, 22.50% owned by the Company’s executive officer Tong Chen, 26.75% owned by the Company’s executive officer Hong Du, and 49.25% owned by two other non-executive PRC employees of the Company. The registered capital of the ICP Company is $2.5 million.

•	Guangzhou Media Message Technologies, Inc. (“Xunlong”), a China company controlled through business agreement. Xunlong is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by two non-executive PRC employees of the Company. The registered capital of the Xunlong is $1.2 million.

•	Beijing Star-Village Online Cultural Development Co., Ltd. (“StarVI”), previously translated as Beijing Star-Village.com Cultural Development Co., Ltd, a China company controlled through business agreement. StarVI is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of the StarVI is 1.2 million.

•	Shenzhen Wang Xing Technology Co., Ltd. (“Wangxing”), a China company controlled through business agreement. Wangxing is responsible for providing MVAS in China via third-party operators to the users under its Value-Added Telecommunication Services Operating License. It is owned by three non-executive PRC employees of the Company. The registered capital of Wangxing is $1.2 million.

•	Beijing SINA Infinity Advertising Co., Ltd. (the “IAD Company”), a China company controlled through business agreement. The IAD Company is an advertising agency. It is owned by two non-executive PRC employees of the Company. This entity has an approved business scope including design, production, agency and issuance of advertisements. The registered capital of the IAD Company is $7.3 million.
     The Company began to consolidate the ICP Company in October 2001. Xunlong and StarVI were acquired from Memestar Limited in January 2003 and the operating results for these two companies were consolidated by the Company since January 2003. Wangxing was acquired from Crillion Corporation in March 2004 and the operating results for Wangxing were consolidated by the Company since March 2004. The operating results of the IAD Company were consolidated since its establishment in 2004.
Noncontrolling interest
     In accordance with the revised FASB guidance on accounting for minority interest, starting January 1, 2009, the Company has renamed its minority interest to noncontrolling interest and reclassified the related amount in its consolidated balance sheets from the mezzanine section between liabilities and equity to a separate line item in the equity section. The Company also expanded disclosures in its consolidated financial statements to identify and distinguish the interest of SINA from the interest of noncontrolling interest holders. Consistent with the revised guidance, the Company has applied the presentation and disclosure requirements retroactively for all periods presented for comparability purposes.
Fair value of financial instruments
     All financial assets and liabilities are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually).
     Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.
     Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:
     Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.
     Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical asset or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model- derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
     Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.
     The carrying amount of cash and cash equivalents, short-term investments, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities, and deferred revenue approximates fair value.
Shares repurchase
     The Company accounts for repurchased ordinary shares under the cost method and includes such share repurchased as a component of the common shareholders’ equity. Cancellation of shares repurchased is recorded as a reduction of ordinary shares and additional paid-in capital, as applicable. An excess of purchase price over par value is allocated to additional paid-in capital.
Cash equivalents
     The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. At December 31, 2010 and 2009, cash equivalents were comprised of investments in time deposits and money market funds stated at cost plus accrued interest.
Allowances for doubtful accounts
     The Company maintains an allowance for doubtful accounts which reflects its best estimate of amounts that potentially will not be collected. The Company determines the allowance for doubtful accounts based on a historical, rolling average, bad debt rate in the prior year and other factors such as credit-worthiness of customers and age of receivable balances. The Company also provides specific provisions for bad debts when facts and circumstances indicate that the receivable is unlikely to be collected. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, or if the operators incur more bad debt than their original estimates, more bad debt allowance may be required.
Long-lived assets
     Property and equipment. Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally from three to four years for computers and equipment and five years for furniture and fixtures. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the remaining lease term. Depreciation expenses were $13.6 million, $15.3 million and $16.0 million for 2010, 2009 and 2008, respectively.
     Goodwill. Goodwill is carried at cost and tested for impairment at least annually or more frequently if facts or change in circumstances indicate that this asset may be impaired. A two-step test is used to assess goodwill for impairment. First, the fair value of each reporting unit, defined as the operating segment or one level below, is compared to its carrying value including goodwill. The Company generally determines the fair value of its reporting units using market approach and income approach. If the carrying value of a reporting unit exceeds its fair value, the second step shall be performed and an impairment loss equal to the difference between the implied fair value of the reporting unit’s goodwill and the carrying amount of the goodwill will be recorded.
     Intangible assets other than goodwill. Intangible assets arising from acquisitions are recognized at fair value upon acquisition and amortized on a straight-line basis over their estimated useful lives, generally from eighteen months to ten years.
     Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of any impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold or use is based on the amount by which the carrying value exceeds the fair value of the asset.
Equity investments
     Equity investments are comprised of investments in publicly traded companies and privately-held companies. The Company accounts for its common stock equivalent equity investment over which it has significant influence but does not own a majority equity interest or otherwise control using the equity method. For equity investments over which the Company does not have significant influence, the cost method accounting is used. For equity investments in shares that are not common stock or in-substance common stock and that do not have readily determinable fair value, the cost method accounting is used. The Company accounts for its investment in China Real Estate Information Corporation (“CRIC”) using the equity method of accounting. Following the acquisition date, the Company records its share of the results of CRIC one quarter in arrear within earnings in equity interests.
     The Company assesses its equity investments for other-than-temporary impairment by considering factors including, but not limited to, stock prices of public companies in which the Company has an equity investment, current economic and market conditions, operating performance of the companies, including current earnings trends and undiscounted cash flows, and other company-specific information, such as recent financing rounds. The fair value determination, particularly for investments in privately-held companies, requires significant judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investments and the determination of whether any identified impairment is other-than-temporary. If any impairment is considered other-than-temporary, the Company will write down the asset to its fair value and take the corresponding charge to the Consolidated Statements of Operations.
     The Company invests in marketable equity securities to meet business objective and intends to hold the securities for more than 12 months from the balance sheet date. These marketable securities are classified and accounted for as available-for-sale securities under Equity Investments. Investments classified as available-for-sale securities are reported at fair value with unrealized gains (losses), if any, recorded as accumulated other comprehensive income in shareholders’ equity. Realized gains or losses are charged to income during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss. The fair value of the investment would then become the new cost basis of the investment and shall not be adjusted for subsequent recoveries in fair value. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income through a credit or charge to shareholders’ equity except for an other-than- temporary impairment, which will be charged to income.
Convertible debt
     Effective January 1, 2009 the Company adopted the revised guidance on accounting for convertible debt instrument issued by the FASB, which requires issuers of convertible debt that may be settled wholly or partly in cash when converted to account for the debt and equity components separately. The revised guidance has to be applied retrospectively to all periods and requires the Company to estimate the fair value of its convertible notes as of the date of issuance, and as if the instrument was issued without the conversion feature. The difference between the fair value and the principal amount of the instrument was retrospectively recorded as debt discount and as a component of equity. The debt discount was subsequently amortized as interest cost over its expected life of four years from its issuance date to its earliest conversion date. Although the revised guidance did not have an impact on the Company’s past or future cash flows, it required the Company to record non-cash interest expense that would not have occurred under the previous GAAP guidance. Convertible notes are classified as a current liability if they are or will be callable within one year from the balance sheet date, even though liquidation may not be expected within that period.
Revenue recognition
Advertising
     Advertising revenues are derived principally from online advertising and, to a lesser extent, sponsorship arrangements. Online advertising arrangements allow advertisers to place advertisements on particular areas of the Company’s websites, in particular formats and over particular periods of time. Advertising revenues from online advertising arrangements are recognized ratably over the contract period of display when the collectability is reasonably assured. Sponsorship arrangements allow advertisers to sponsor a particular area on its websites in exchange for a fixed payment over the contract period. Advertising revenues from sponsorship are recognized ratably over the contract period. Advertising revenues derived from the design, coordination and integration of online advertising and sponsorship arrangements to be placed on the Company’s websites are recognized ratably over the term of such programs.
     Revenues for advertising services are recognized net of agency rebates. Advertising arrangements involving multiple deliverables are broken down into single-element arrangements based on their relative fair value for revenue recognition purposes. The Company recognizes revenue on the elements delivered and defers the recognition of revenue for the fair value of the undelivered elements until the remaining obligations have been satisfied.
     Revenues from barter transactions are recognized during the period in which the advertisements are displayed on the Company’s properties. Barter transactions are recorded at the lower of the fair value of the goods and services received or the fair value of the advertisement given, provided the fair value of the transaction is reliably measurable. Revenues from barter transactions were immaterial for all periods presented.
     Deferred revenue primarily consists of contractual billings in excess of recognized revenue and payments received in advance of revenue recognition.
Non-advertising
     MVAS.   MVAS revenues are derived principally from providing mobile phone users with SMS, MMS, CRBT, WAP, IVR and KJAVA games. These services include news and other content subscriptions, picture and logo download, ring tones, ring back tones, mobile games and access to music files. Revenues from MVAS are charged on a monthly or per-usage basis. Such revenues are recognized in the period in which the service is performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.
     The Company contracts with China Mobile and its subsidiaries, China Unicom and its subsidiaries, China Telecommunications Corporation and its subsidiaries, and, to a lesser degree, other operators, for billing, collection and transmission services related to the MVAS offered to its users. The Company also contracts with other service providers to provide content and to distribute MVAS or other services for us. Revenues are recorded on a gross basis when most of the gross indicators are met, such as the Company is considered the primary obligor in the arrangement, designs and develops (in some cases with the assistance of third-parties) the MVAS, has reasonable latitude to establish price, has discretion in selecting the operators to offer its MVAS, provides customer services related to the MVAS and takes on the credit risks associated with the transmission fees. Conversely, revenues are recorded on a net basis when most of the gross indicators are not met.
     The Company purchases certain contents from third-party content providers for its MVAS. In most of these arrangements, the fees payable to the third-party content providers are calculated based on certain percentages of the revenue earned by their contents after deducting the fees paid to the third-party operators. The Company’s MVAS revenues are inclusive of such fees when the Company acts as the principal in these arrangements by having the ability to determine the fees charged to end users and being the primary obligor to the end users with respect to providing such services.
     Due to the time lag between when the services are rendered and when the operator billing statements are received, MVAS revenues are estimated based on the Company’s internal billing records and transmissions for the month, adjusting for prior periods’ confirmation rates with operators and prior periods’ discrepancies between internally estimated revenues and actual revenues confirmed by operators. The confirmation rate applied to the estimation of revenues is determined at the lower of the latest confirmation rate available and the average of six-month historical rates if such historical average is available. If the Company has not yet received confirmation rates for six months, revenues would be deferred until billing statements are received from the operators. Historically, there have been no significant adjustments to the revenue estimates.
     Historically, due to the time lag of receiving billing statements from operators and the lack of adequate information to make estimates, the Company has adopted a one-month lag reporting policy for MVAS revenues. Such policy has been applied on a consistent basis and does not apply to MVAS revenues from acquired entities Memestar Limited and Crillion Corporation as the acquired entities were able to obtain timely and accurate information to support their revenue estimates through the acquisition dates which has continued since our acquisition. For the years ended December 31, 2010, 2009 and 2008, the Company recorded MVAS revenues in the amount of $86.2 million, $119.3 million and $103.3 million, respectively. The impact of reporting in one-month lag for MVAS revenues is immaterial.
     Credit memos issued by operators on billings that were previously settled and for which payments have been received are accounted for as a credit to revenue based on a historical rolling average. Historically, the true-ups between accrued amounts and actual credit memos issued have not been material.
     Deferred revenue. Deferred revenue is mostly derived from the amended and restated advertising agency agreement, the domain name and content license agreement, the trademark license agreement and the software license and support services agreement (“License Agreements”) SINA entered into with China Online Housing Technology Corporation (“COHT”) in September 2009 as part of the Company’s consideration for the interest in CRIC. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenue and amortized over the contract period of ten years. See Note 3 for further discussion related to equity investment in CRIC.
     Fee-based services. Fee-based services allow the Company’s users to subscribe to services on its websites including online games, paid personal email services, paid corporate emails services, etc. Revenues from these services are recognized over the periods in which the services are performed, provided that no significant obligations remain, collection of the receivables is reasonably assured and the amounts can be accurately estimated.
     The recognition of these revenues is partly based on the Company’s assessment of the probability of collection of the resulting accounts receivable balance. As a result, the timing or amount of revenue recognition may have been different if the Company’s assessment of the probability of collection of accounts receivable had been different.
     The Company presents taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction on a gross basis in the financial statements. These taxes include business taxes, surcharges and cultural business construction fees. The total amount of such taxes for 2010, 2009 and 2008 were $27.2 million, $22.9 million and $25.9 million, respectively.
Costs of revenues
     Advertising. Costs of advertising revenues consist mainly of costs associated with the production of websites, which includes fees paid to third parties for Internet connection, content and services, payroll-related expenses, and equipment depreciation associated with the website production. Costs of advertising revenues also include business taxes, net of business tax refund received, surcharges and cultural business construction fees levied on advertising sales in China, which in aggregate approximate 8.5% of the advertising revenues in China.
     Non-advertising. Costs of non-advertising revenues consist mainly of fees paid to or retained by the third-party operators for their services relating to the billing and collection of the Company’s MVAS revenues and for using their transmission gateways. Costs of non-advertising revenues also consist of fees or royalties paid to third-party content and service providers associated with the MVAS, costs for providing the enterprise services and business taxes levied on non-advertising revenues in China. Business taxes and surcharges levied on non-advertising revenues are approximately 3.3% for mobile related revenues and 5.5% for other non-advertising revenues.
Product development expenses
     Product development expenses consist primarily of payroll-related expenses incurred for enhancement to and maintenance of the Company’s websites as well as costs associated with new product development and product enhancements. The Company expenses all costs incurred for the planning and post implementation phases of development and costs associated with repair or maintenance of the existing site or the development of website content. Since inception, the amount of costs qualifying for capitalization has been immaterial and, as a result, all product development costs have been expensed as incurred.
Advertising expense
     Advertising expenses consist primarily of costs for the promotion of corporate image, product marketing and direct marketing. The Company expenses all advertising costs as incurred and classify these costs under sales and marketing expense. The nature of the Company’s direct marketing activities is such that they are intended to acquire subscribers for subscription-based and usage-based MVAS. The Company expenses all such direct marketing expenses. Advertising expenses for 2010, 2009 and 2008 were $45.0 million, $45.8 million and $46.4 million, respectively.
Stock-based compensation
     All stock-based awards to employees and directors, including stock options and restricted share units, are measured at the grant date based on the fair value of the awards. Stock-based compensation, net of forfeitures, is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period.
     The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options. The determination of estimated fair value of stock-based payment awards on the grant date using an option pricing model is affected by the Company’s stock price as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price volatility over the expected term of the awards, actual and projected employee stock option exercise behaviors, a risk-free interest rate and any expected dividends. Shares of our subsidiaries, which do not have quoted market prices, were valued based on the income approach, if a revenue model had been established, or the market approach, the results of which were considered with that of other approaches, including the replacement cost method, to assess reasonableness. Options granted generally vest over four years.
     The Company recognizes the estimated compensation cost of service-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The Company recognizes the compensation cost, net of estimated forfeitures, over a vesting term of generally three to four years.
     The Company recognizes the estimated compensation cost of performance-based restricted share units based on the fair value of its ordinary shares on the date of the grant. The awards are earned upon attainment of identified performance goals. The Company recognizes the compensation cost, net of estimated forfeitures, over the performance period. The Company also adjusts the compensation cost based on the probability of performance goal achievement at the end of each reporting period.
     Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option and restricted share units forfeitures and record stock-based compensation expense only for those awards that are expected to vest. See Note 12 for further discussion on stock-based compensation.
Operating leases
     The Company leases office space under operating lease agreements with initial lease term up to three years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease. Certain lease agreements contain rent holidays, which are recognized on a straight-line basis over the lease term. Lease renewal periods are considered on a lease-by-lease basis and are generally not included in the initial lease term.
Income taxes
     Income taxes. Income taxes are accounted for using the asset and liability approach. Under this approach, income tax expense is recognized for the amount of taxes payable or refundable for the current year. In addition, deferred tax assets and liabilities are recognized for expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. The Company records a valuation allowance to reduce deferred tax assets to an amount for which realization is more likely than not.
     Uncertain tax positions. To assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.
Foreign currency
     The Company’s reporting currency and functional currency are the U.S. dollar. The Company’s operations in China and in international regions use their respective currencies as their functional currencies. The financial statements of these subsidiaries are translated into U.S. dollars using period-end rates of exchange for assets and liabilities and average rates of exchange in the period for revenues and expenses.
     Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of shareholders’ equity. Translation gains or losses are not released to net income unless the associated net investment has been sold, liquidated, or substantially liquidated. Net gains and losses resulting from foreign exchange transactions are included in interest and other income.
Foreign currency translation adjustments to the Company’s comprehensive income (loss) for 2010, 2009 and 2008 were $10.6 million, $0.2 million and $19.6 million, respectively. The Company recorded a net foreign currency transaction gain of $1.3 million in 2010, a net foreign currency transaction loss of $0.1 million in 2009, and a net foreign currency transaction gain of $3.3 million in 2008. The net foreign currency transaction gain in 2008 and 2010 were resulted from the Chinese RMB appreciating against the U.S. dollar.
Net income (loss) per share
     Basic net income (loss) per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of ordinary share and ordinary share equivalents outstanding during the period. Ordinary share equivalents include options to purchase ordinary shares and restricted share units, and conversion of zero-coupon, convertible, subordinated notes, unless they were anti-dilutive.
Comprehensive income (loss)
     Comprehensive income (loss) is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Comprehensive income (loss) for the periods presented includes net income (loss), foreign currency translation adjustments, share of change in other comprehensive income of CRIC one quarter in arrears, which are foreign currency translation adjustments, and unrealized gains (losses) on marketable securities classified as available-for-sale.
Nonmonetary transaction
     We account for nonmonetary transaction based on ASC 845-10 “Exchanges of Nonmonetary Assets,” which requires the assets exchanged to be based on fair value unless one of the three conditions is met: (1) the fair value of the asset relinquished or received cannot be determined (within reasonable limits), (2) there is an exchange of inventory for inventory that will be sold in the same line of business to facilitate sales to customers, or (3) the transaction lacks commercial substance. The determination of fair value requires significant judgment in estimates and assumptions. Changes in these estimates and assumptions could materially affect the calculation of the fair value.
Disposal of business
     We account for the disposal of a business by recognizing a gain or loss measured as the difference between (a) the aggregate of (1) the fair value of any consideration received, (2) the fair value of any retained noncontrolling investment in the former business at the date the business is deconsolidated and (3) the carrying amount of any noncontrolling interest in the former business (including any accumulated other comprehensive income (loss) attributable to the noncontrolling interest) at the date the business is deconsolidated; and (b) the carrying amount of the former business’s assets and liabilities. The determination of fair value requires significant judgment in estimates and assumptions. Changes in these estimates and assumptions could materially affect the calculation of the fair value.
Recent accounting pronouncements
     In October 2009, the FASB issued new guidance on revenue recognition for arrangements with multiple deliverables and certain revenue arrangements that include software elements. By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate arrangement consideration in multiple deliverable arrangements in a manner that better reflects the transaction’s economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing “best estimate of selling price” in addition to vendor-specific objective evidence (“VSOE”) and other vendor objective evidence (“VOE”, now referred to as “TPE” standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The new guidance for certain revenue arrangements that include software elements removes non-software components of tangible products and certain software components of tangible products from the scope of existing software revenue guidance, resulting in the recognition of revenue similar to that for other tangible products. The new guidance is effective for fiscal years beginning on or after June 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.
     In December 2010, the FASB issued revised guidance on “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units’ goodwill is impaired.
If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.
     In December 2010, the FASB issued revised guidance on the “Disclosure of Supplementary Pro Forma Information for Business Combinations.” The revised guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The revised guidance also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The revised guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. We do not expect adoption of the new guidance will have material impact on the consolidated financial statement.